Exhibit 10


                               FIRST AMENDMENT TO
                         REVOLVING CREDIT LOAN AGREEMENT

                                      AMONG

                               KOGER EQUITY, INC.

                                       and

            FLEET NATIONAL BANK, AS ARRANGER AND ADMINISTRATIVE AGENT

                                       and

          WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT

                                       and

   COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, AS DOCUMENTATION AGENT

                                       and

                            THE LENDERS PARTY HERETO

               FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT


     This FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT is dated as of the 5th day of April, 2002, by and among KOGER EQUITY, INC., a Florida corporation (the "Borrower"), FLEET NATIONAL BANK, as agent for the Lenders under the Credit Agreement described below (the "Agent"), and FLEET NATIONAL BANK ("Fleet"), WELLS FARGO BANK, NATIONAL ASSOCIATION, AS SYNDICATION AGENT ("Wells Fargo"), COMPASS BANK ("Compass "), COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, AS DOCUMENTATION AGENT ("Commerzbank") and COMERICA BANK ("Comerica" and, together with Fleet, Wells Fargo, Compass, Commerzbank and each other lender that may from time to time be a party to the Credit Agreement, the "Lenders")

     WHEREAS, the Borrower, the Agent, Fleet, Wells Fargo and Compass executed and delivered that certain Revolving Credit Loan Agreement dated as December 28, 2001 (the "Credit Agreement"); and

     WHEREAS, Fleet and Comerica entered into an Assignment and Acceptance having an effective date of January 8, 2002 pursuant to which Comerica became a Lender under the Credit Agreement; and

     WHEREAS, Fleet and Commerzbank have entered into an Assignment and Acceptance having the same effective date as this Amendment pursuant to which Commerzbank is becoming a Lender under the Credit Agreement, and

     WHEREAS, the parties to the Credit Agreement have agreed to amend certain provisions thereof as set forth herein.

     NOW, THEREFORE, the parties hereby agree that effective upon the date hereof the Credit Agreement is amended as follows:

     1. Amendment of ss.18.5. ss.18.5 is hereby amended by adding the following sentence at the end thereof: "Notwithstanding the foregoing, after the occurrence of an Event of Default said 49% limit shall no longer be applicable and each Lender may sell such participations in all or any portion of such Lender's rights and obligations under this Agreement."

     2. Updated Schedules. The following Schedules to the Credit Agreement are hereby replaced as follows:

     (a) Schedule 1 is replaced with the revised Schedule 1 attached hereto.

     (b) Schedule 1.1 is replaced with the revised Schedule 1.1 attached hereto.

     3. Representations and Warranties. The Borrower represents and warrants that, to its knowledge and belief, no Default or Event of Default has occurred and is continuing on the date hereof.

     4. Effectiveness of Loan Documents. The Borrower hereby confirms that each of the Security Documents shall continue to secure the payment and performance of all of the Obligations under the Credit Agreement as amended hereby and the Borrower's obligations under the Security Documents shall continue to be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Every reference contained in the Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby and as the Credit Agreement may be further amended. Except as specifically amended by this Amendment, the Credit Agreement and each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5. Miscellaneous. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Credit Agreement including, without limitation, all definitions set forth in ss.1.1, the rules of interpretation set forth in ss.1.2, the provisions relating to governing law set forth in ss.20, the provisions relating to counterparts in ss.22 and the provision relating to severability in ss.26.

     6. Conditions to Effectiveness. This First Amendment to Credit Agreement shall become effective when each of the following conditions shall have been satisfied:

     (a) This First Amendment to Credit Agreement shall have been duly executed and delivered by all of the parties hereto.

     (b) The Assignment and Acceptance between Fleet and Commerzbank shall have been duly executed and delivered by all of the parties thereto.

     (c) Fleet shall have shall have received funds from Commerzbank in the amount of the consideration described in the Assignment and Acceptance between Fleet and Commerzbank.

     In the event that the effective date has not occurred on or before April 10, 2002 then this instrument shall be void and the Credit Agreement shall remain in effect as though this instrument had never been executed.

                            [signature pages follow]

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                                      BORROWER:
                                      KOGER EQUITY, INC., a Florida corporation

                                      By:  /S/  Christopher L. Becker
                                           -------------------------------------
                                      Name:  Christopher L. Becker
                                      Title:  Senior Vice President

                                      AGENT:
                                      FLEET NATIONAL BANK, as Agent

                                      By:  /S/  Lori Y. Litow
                                           -------------------------------------
                                      Name:  Lori Y. Litow
                                      Title:  Director

                              Lender Signature Page


                                      FLEET NATIONAL BANK


                                      By:  /S/  Lori Y. Litow
                                           -------------------------------------
                                      Name:  Lori Y. Litow
                                      Title:  Director






Commitment:                                                    $35,000,000

Commitment Percentage:                                                  28%


Notice Address:           Fleet National Bank
                          100 Federal Street
                          Boston, MA  02110
                          Attn: Structured Real Estate

                          With a copy to:

                          Fleet National Bank.
                          115 Perimeter Center Place, N.E.
                          Suite 500
                          Atlanta, GA 30346
                          Attn: Lori Y. Litow, Director

                          Fax:     (770)390-8434 or 391-9811

                              Lender Signature Page

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION


                                      By:  /S/  Edwin S. Poole, III
                                           -------------------------------------
                                      Name:  Edwin S. Poole, III
                                      Title:    Vice President


Commitment:                                                    $40,000,000

Commitment Percentage:                                                  32%


Notice Address:           Wells Fargo Bank, N.A.
                          c/o Wells Fargo Florida Real Estate Group
                          Suite 155
                          4010 Boy Scout Blvd.
                          Tampa, FL 33607
                          Attn: Edwin S. Poole, III

                          Fax:  (813) 876-6459

                          With a copy to:
                          Wells Fargo Bank, N.A.
                          Suite 1805
                          2859 Paces Ferry Road
                          Atlanta, GA 30339
                          Attn: Matoka D. Benefield

                          Fax:  (770)435-2262

                                      Lender Signature Page


                                      COMPASS BANK


                                      By:  /S/  Johanna D. Paley
                                           -------------------------------------
                                      Name:  Johanna D. Paley
                                      Title:   Senior Vice President



Commitment:                                                    $20,000,000

Commitment Percentage:                                                  16%



Notice Address:           Compass Bank
                          15 South 20th Street, 15th Floor
                          Birmingham, AL 35233
                          Attn: Johanna Paley

                          Fax: (205) 297-7994

                              Lender Signature Page


                                      COMMERZBANK AG, NEW YORK AND GRAND
                                      CAYMAN BRANCHES


                                      By:  /S/  Douglas Traynor
                                           -------------------------------------
                                      Name:  Douglas Traynor
                                      Title:    Senior Vice President


                                      By:  /S/  E. Marcus Perry
                                           -------------------------------------
                                      Name:  E. Marcus Perry
                                      Title:    Assistant Vice President




Commitment:                                                    $20,000,000

Commitment Percentage:                                                  16%




Notice Address:           Commerzbank AG, New York and
                          Grand Cayman Branches
                          2 World Financial Center
                          New York, NY 10281-1050
                          Attn: Marcus Perry, Assistant Vice President

                          Fax: (212) 400-5972

                              Lender Signature Page


                                      COMERICA BANK


                                      By: /S/  Scott M. Helmer
                                          --------------------------------------
                                      Name:  Scott M. Helmer
                                      Title:  Vice President



Commitment:                                                    $10,000,000

Commitment Percentage:                                                   8%



Notice Address:           Comerica Bank
                          500 Woodward Avenue
                          Detroit, MI 48226-3256
                          Attn: Scott  M. Helmer, Vice President

                                    Fax:  (313) 222-9295

                                   SCHEDULE 1

                   Lenders; Domestic and LIBOR Lending Offices

--------------------------------------------------------------------------------
Fleet National Bank
100 Federal Street
Boston, MA   02110
(Domestic and LIBOR)
--------------------------------------------------------------------------------
Wells Fargo Bank, National Association
Suite 100
2120 East Park Place
El Segundo, CA 90245
(Domestic and LIBOR)
--------------------------------------------------------------------------------
Compass Bank
15 South 20th Street
Birmingham, AL 35233
(Domestic and LIBOR)
--------------------------------------------------------------------------------
Commerzbank AG, New York and
Grand Cayman Branches
2 World Financial Center
New York, NY   10281-1050
(Domestic and LIBOR)
--------------------------------------------------------------------------------
Comerica Bank
500 Woodward Avenue
Detroit, MI 48226-3256
(Domestic and LIBOR)
--------------------------------------------------------------------------------

                                  SCHEDULE 1.1

                                   Commitments

--------------------------------------------------------------------------------

Lender                                  Commitment        Commitment Percentage
--------------------------------------------------------------------------------

Fleet National Bank                     $35,000,000                28%
--------------------------------------------------------------------------------
Wells Fargo Bank, National Association  $40,000,000                32%
--------------------------------------------------------------------------------
Compass Bank                            $20,000,000                16%
--------------------------------------------------------------------------------
Commerzbank AG, New York and            $20,000,000                16%
Grand Cayman Branches
--------------------------------------------------------------------------------
Comerica Bank                           $10,000,000                 8%
--------------------------------------------------------------------------------

Totals                                 $125,000,000               100%
--------------------------------------------------------------------------------